UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

DYNAMIC GOLD CORP.
(Exact name of registrant as specified in its charter)

333-119823
(Commission File Number)

Nevada	Applied for
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

501 – 675 West Hastings Street, Vancouver, British Columbia
(Address of principal executive offices) (Zip Code)

(604) 681-3131
Registrant’s telephone number

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

On January 22, 2014, Dynamic Gold Corp. completed a private placement of 15,000 common shares at a price of $1.00 per share for total proceeds of $15,000. Sale of the common shares was made in an offshore transaction pursuant to the exemption from the registration requirements of the Securities Act of 1933 contained in Regulation S - Rules Governing Offers and Sales Made Outside the United States Without Registration Under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynamic Gold Corp.
Date	January 23, 2014	(Registrant)

/s/ Tim Coupland
Tim Coupland, President